EXHIBIT 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT
This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of June 20, 2008, by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), B & B B, INC., a Nevada corporation (“B&BB”), CASABLANCA RESORTS, LLC, a Nevada limited liability company (“CBR”), OASIS INTERVAL MANAGEMENT, LLC, a Nevada limited liability company(“OIM”), OASIS INTERVAL OWNERSHIP, LLC, a Nevada limited liability company (“OIO”), OASIS RECREATIONAL PROPERTIES, INC., a Nevada corporation (“ORP”), RBG, LLC, a Nevada limited liability company (“RBG”), and VIRGIN RIVER CASINO CORPORATION, a Nevada corporation (“VRCC”; B&BB, CBR, OIM, OIO, ORP, RBG and VRCC are referred to hereinafter each individually as a “Borrower” and collectively, jointly and severally, as the “Borrowers”), with reference to the following:
WHEREAS, Borrowers, Lenders, and Agent are parties to that certain Credit Agreement entered into as of December 20, 2004, as amended by that Joinder Agreement and Amendment dated as of December 31, 2006 and that First Amendment to Credit Agreement entered into as of October 26, 2007 (as may be further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, Borrowers have requested that Lenders make certain amendments to the Credit Agreement; and
WHEREAS, subject to the terms and conditions set forth herein, Lenders are willing to make the amendments requested by Borrowers.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1) Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
2) Amendments to Credit Agreement.
(a) Section 3.4 of the Credit Agreement, Term, is hereby amended and modified by deleting such clause in its entirety and inserting the following in lieu thereof:
“3.4 Term. This Agreement shall continue in full force and effect for a term ending on June 30, 2011 (the “Maturity Date”). The foregoing notwithstanding, the Lender Group, upon the election of the Required Lenders, shall have the right to terminate its obligations under this Agreement immediately and without notice upon the occurrence and during the continuation of an Event of Default.”
(b) Section 6.16(b)(i) of the Credit Agreement, Capital Expenditures, is hereby amended and modified by deleting such clause in its entirety and inserting the following in lieu thereof:

“(i) Capital Expenditures. Capital Expenditures in any fiscal year in excess of the amount set forth in the following table for the applicable period:

Applicable Period	Amount
Fiscal Year 2005	$13,000,000
Fiscal Year 2006	$12,000,000
Fiscal Year 2007	$18,000,000
Fiscal Year 2008	$8,000,000
Fiscal Year 2009	$8,000,000
Fiscal Year 2010	$8,000,000
Fiscal Year 2011	$8,000,000
provided, however, that if during any fiscal year the amount of all Capital Expenditures permitted to be made is not so made (the “Unused Amount”), such Unused Amount may be used in the immediately succeeding fiscal year in an amount equal to the Unused Amount (such amount, the “Carry-Over Amount”); provided further that (A) in such succeeding fiscal year, Capital Expenditures shall be deemed to have been made first from the amount permitted to be made for such fiscal year and, second, from the Carry-Over Amount, and (B) no Carry-Over Amount may be carried forward to any fiscal year other than the immediately succeeding fiscal year.”
(c) Schedule 1.1 of the Credit Agreement, Definitions, is hereby amended and modified by adding the following definition in proper alphabetical order:
““Second Amendment Closing Date” means June 20, 2008.”
(d) Schedule 1.1 of the Credit Agreement, Definitions, is hereby amended and modified by restating the following definition in its entirety:
““EBITDA” means, with respect to any fiscal period, Borrowers’ and their Subsidiaries’ combined net earnings (or loss), minus, interest income, extraordinary gains (net of any extraordinary losses), non-cash gains taken in accordance with GAAP (excluding any non-cash gain to the extent that it represents an accrual or reserve for potential cash items in any future period), and other non-recurring gains or income as determined by Agent, plus, interest expense, income taxes, depreciation and amortization, other non-cash charges taken in accordance with GAAP (excluding any non-cash charge to the extent that it represents an accrual or reserve for potential cash items in any future period), and other non-recurring losses or expenses as determined by Agent.”
3) Conditions Precedent to Amendment. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

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(a) Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.
(b) Agent shall have received a reaffirmation and consent substantially in the form attached hereto as Exhibit A, duly executed and delivered by each Guarantor whose name appears on the signature pages thereof.
(c) Agent shall have received an amendment fee from Borrowers in the amount of $150,000, which shall be fully earned when due, and non-refundable when paid.
(d) The representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).
(e) No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.
(f) No Material Adverse Change shall have occurred, nor shall result from the consummation of the transactions contemplated herein.
(g) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrowers, any Guarantor, Agent or any Lender.
4) Representations and Warranties. Each Borrower represents and warrants to Lenders and Agent that (a) the execution, delivery, and performance of this Amendment and of the Credit Agreement, (i) are within its powers, (ii) have been duly authorized by all necessary action, and (iii) are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; and (b) this Amendment and the Credit Agreement are legal, valid and binding obligations of each Borrower, enforceable against such Borrower in accordance with their respective terms.
5) Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.
6) Release.
(a) Each Borrower hereby waives, releases, remises and forever discharges Agent and each Lender, each of their respective Affiliates, and each of the officers, directors, employees, and agents of each Lender, Agent and their respective Affiliates (collectively, the “Releasees”), from any and all claims, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, matured or unmatured, fixed or contingent, which any Borrower now has or ever had from the beginning of the world, to the date hereof against any such Releasee which relates, directly or indirectly to the Credit Agreement, any other Loan Document or to any acts or omissions of any such Releasee in each case to the extent and only to the extent the same may be based on or related to actions or inactions, omissions, events, conditions, circumstances or occurrences, occurring from the beginning of the world to the date hereof. As to each and every claim released hereunder, any Borrower hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and having been so advised, each of them specifically waives the benefit of the provisions of Section 1542 of the Civil Code of California which provides as follows:

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“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH A CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”
As to each and every claim released hereunder, each Borrower also waives the benefit of each other similar provision of applicable federal or state law (including without limitation the laws of the state of New York), if any, pertaining to general releases after having been advised by their legal counsel with respect thereto.
(b) Each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any claim released, remised and discharged by such Borrower pursuant to the above release. Each Borrower further agrees that it shall not dispute the validity or enforceability of the Credit Agreement or any of the other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or the extent of Agent’s Lien on any item of Collateral under the Credit Agreement or the other Loan Documents. If any Borrower, or any of its successors, assigns or other legal representations violates the foregoing covenant, such Borrower, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys fees and costs incurred by such Releasee as a result of such violation
7) Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
8) Effect on Loan Documents.
(a) The Credit Agreement and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent and Lenders under the Credit Agreement or any other Loan Document. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Documents, and shall not operate as a consent to any further or other matter under the Loan Documents.
(b) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “herein,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “therein,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as modified or amended hereby.

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(c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.
(d) This Amendment is a Loan Document.
9) Entire Agreement. This Amendment embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements or understandings with respect to the subject matter hereof, whether express or implied, oral or written.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

B & B B, INC., a Nevada corporation
By:	/s/ Sean P. McKay
	Name:	Sean P. McKay
	Title:	Chief Accounting Officer

CASABLANCA RESORTS, LLC, a Nevada limited liability company
By:	/s/ Sean P. McKay
	Name:	Sean P. McKay
	Title:	Chief Accounting Officer

OASIS INTERVAL MANAGEMENT, LLC, a Nevada limited liability company
By:	/s/ Sean P. McKay
	Name:	Sean P. McKay
	Title:	Chief Accounting Officer

OASIS INTERVAL OWNERSHIP, LLC, a Nevada limited liability company
By:	/s/ Sean P. McKay
	Name:	Sean P. McKay
	Title:	Chief Accounting Officer

OASIS RECREATIONAL PROPERTIES, INC., a Nevada corporation
By:	/s/ Sean P. McKay
	Name:	Sean P. McKay
	Title:	Chief Accounting Officer

Second Amendment to Credit Agreement

RBG, LLC, a Nevada limited liability company
By:	/s/ Sean P. McKay
	Name:	Sean P. McKay
	Title:	Chief Accounting Officer

VIRGIN RIVER CASINO CORPORATION, a Nevada corporation
By:	/s/ Sean P. McKay
	Name:	Sean P. McKay
	Title:	Chief Accounting Officer

Second Amendment to Credit Agreement

WELLS FARGO FOOTHILL, INC., a California corporation, as Agent and as a Lender
By:	/s/ Steve Scott
	Name:	Steve Scott
	Title:	VP

Second Amendment to Credit Agreement

Exhibit A
REAFFIRMATION AND CONSENT
Dated as of June 20, 2008
Reference hereby is made to that certain Second Amendment to Credit Agreement, dated as of the date hereof (the “Amendment”), by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), B & B B, INC., a Nevada corporation (“B&BB”), CASABLANCA RESORTS, LLC, a Nevada limited liability company (“CBR”), OASIS INTERVAL MANAGEMENT, LLC, a Nevada limited liability company(“OIM”), OASIS INTERVAL OWNERSHIP, LLC, a Nevada limited liability company (“OIO”), OASIS RECREATIONAL PROPERTIES, INC., a Nevada corporation (“ORP”), RBG, LLC, a Nevada limited liability company (“RBG”), and VIRGIN RIVER CASINO CORPORATION, a Nevada corporation (“VRCC”; B&BB, CBR, OIM, OIO, ORP, RBG and VRCC are referred to hereinafter each individually as a “Borrower” and collectively, jointly and severally, as the “Borrowers”). Capitalized terms used herein shall have the meanings ascribed to them in that certain Credit Agreement entered into as of December 20, 2004, as amended by that Joinder Agreement and Amendment dated as of December 31, 2006 and that First Amendment to Credit Agreement entered into as of October 26, 2007 (as may be further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), between Borrower and Lender. The undersigned hereby (a) represents and warrants that the execution and delivery of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) consents to the amendment of the Credit Agreement set forth in the Amendment and any waivers granted therein; (c) acknowledges and reaffirms all obligations owing by it to Lender under any Loan Document to which it is a party; (d) agrees that each Loan Document to which it is a party is and shall remain in full force and effect, and (e) ratifies and confirms its consent to any previous amendments of the Credit Agreement and any previous waivers granted with respect to the Credit Agreement. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, the undersigned understands that Lender shall have no obligation to inform the undersigned of such matters in the future or to seek the undersigned’s acknowledgement or agreement to future amendments, waivers, or modifications, and nothing herein shall create such a duty.
[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation and Consent as of the date first set forth above.

BLACK GAMING, LLC, a Nevada limited liability company
By:	: /s/ Sean P. McKay
	Name:	Sean P. McKay
	Title:	Chief Accounting Officer

R. BLACK, INC., a Nevada corporation
By:	/s/ Sean P. McKay
	Name:	Sean P. McKay
	Title:	Chief Accounting Officer